                                                                    Exhibit 99.1



                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

IN RE:                                           Chapter 11

U.S. PLASTIC LUMBER CORP.;                       Jointly Administered Under
U.S. PLASTIC LUMBER LTD., d/b/a                  Case No. 04-33579-BKC-PGH
U.S. PLASTIC LUMBER, INC. =
WORLDWIDE; THE EAGLEBROOK
GROUP, INC.; U.S. PLASTIC LUMBER
FINANCE CORPORATION; and
U.S. PLASTIC LUMBER IP CORPORATION,
                       Debtors.          /
----------------------------------------

                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                      FROM JULY 23, 2004 TO August 31, 2004

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                  STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
                                  Counsel for Debtors
                                  Charles A. Postler (Fla. Bar #455318)
                                  110 East Madison Street, Suite 200
                                  Tampa, Florida 33602
                                  Phone: (813) 229-0144
                                  Fax:   (813) 229-1811

                                  and

                                  RICE PUGATCH ROBINSON & SCHILLER, P.A.
                                  Local Counsel for Debtors
                                  848 Brickell Avenue, Suite 1100
                                  Miami, Florida 33131
                                  Phone: (305) 379-3121
                                  Fax:   (305) 379-4119
  Debtor's Address
  and Telephone No.
  2300 Glades Road                  By:  /s/ Lisa M. Schiller
  #440W                                  --------------------------------------
  Boca Raton, FL 33431                   LISA M. SCHILLER
  Phone: (561) 394-3511                  Florida Bar No. 984426

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR PERIOD BEGINNING JULY 24, 2004 AND ENDING AUGUST 31, 2004

Case No. 04-33579 U.S. Plastic Lumber Corp.


                                                         Period
                                                        7/24-8/31         Cumulative
                                                       -----------       -----------
CASH ON HAND AT BEGINNING OF PERIOD                    $   120,979       $   120,979

RECEIPTS
Collections of A/R                                              --                --
Other Receipts (incl Interco with Ltd.)                  2,080,265         2,080,265
                                                       -----------       -----------
TOTAL RECEIPTS                                           2,080,265         2,080,265
                                                       -----------       -----------
TOTAL CASH AVAILABLE                                     2,201,244         2,201,244
                                                       -----------       -----------

US Trustee Quarterly Fees                                       --                --
Net Payroll                                                127,700           127,700
Payroll Taxes Paid                                           2,855             2,855
Sales and Use Taxes                                             --                --
Other Taxes                                                     --                --
Rent                                                            --                --
Other Leases                                                    --                --
Telephone                                                   13,744            13,744
Utilities                                                       --                --
Travel & Entertainment                                       6,442             6,442
Vehicle Expenses                                                --                --
Office Supplies                                              3,436             3,436
Advertising                                                     --                --
Insurance - Medical/Health                                 129,438           129,438
Insurance - General Liability/Property/D&O                 594,207           594,207
Purchases of Fixed Assets                                       --                --
Purchases of Inventory                                          --                --
Manufacturing Supplies                                          --                --
Repairs & Maintenance                                        5,300             5,300
Payment to Secured Creditors                                    --                --
Bank Charges                                                12,365            12,365
Other Operating Expenses (incl Interco with Ltd.)        1,320,612         1,320,612
                                                       -----------       -----------
TOTAL CASH DISBURSEMENTS                                 2,216,099         2,216,099
                                                       -----------       -----------
ENDING CASH BALANCE                                    $   (14,855)      $   (14,855)
                                                       -----------       -----------

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

--------------------------------------------------------------------------------

September 20, 2004                      /s/ Daniel R. Smith
                                        ----------------------------------------
                                        Assistant Treasurer

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning      7/23/04       and ending              8/31/04
                             --------------               --------------------

ACCOUNTS RECEIVABLE AT PETITION DATE:                      0
                                         ---------------------------------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance                                 0
                                         ---------------------------------------
PLUS:  Current Month New Billings                          0
                                         ---------------------------------------
LESS:  Collection During the Month                         0
                                         ---------------------------------------
Disc/Allow                                                 0
                                         ---------------------------------------
End of Month Balance                                       0
                                         ---------------------------------------


--------------------------------------------------------------------------------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days          31-60 Days       61-90 Days        Over 90 Days      Total

--------------------------------------------------------------------------------


NOT APPLICABLE

                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ------------------------------    04-33579 BKC-PGH

Reporting Period beginning       7/23/04         and ending    8/31/04
                            ------------------               ------------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

DATE                DAYS
INCURRED            OUTSTANDING        VENDOR           DESCRIPTION      AMOUNT
--------            -----------        ------           -----------      ------

ATTACHED

-------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

     Opening Balance (total from prior report)                    0
                                                   ----------------------------
     PLUS:  New Indebtedness Incurred This Month               680,978
                                                   ----------------------------
     LESS:  Amount Paid on Prior Accounts Payable             (464,992)
                                                   ----------------------------
     Ending Month Balance                                      215,986
                                                   ----------------------------

-------------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                 NUMBER           TOTAL
                                                 OF POST          AMOUNT OF
SECURED          DATE                            PETITION         POST PETITION
CREDITOR/        PAYMENT        PAYMENT          PAYMENTS         PAYMENTS
LESSOR           DUE            AMOUNT           VENDOR           DESCRIPTION
------           ---            ------           ------           -----------

                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning     7/23/04        and ending       8/31/04
                          ------------------             ----------------------

                                INVENTORY REPORT

INVENTORY BALANCE PETITION DATE:                                    N/A
                                                      --------------------------

INVENTORY RECONCILIATION

     Inventory Balance at Beginning of Month                         0
                                                      --------------------------
     Inventory Purchased During Month (+Mrer)                        0
                                                      --------------------------
     Inventory Used or Sold                                          0
                                                      --------------------------
     Inventory on Hand at End of Month                               0
                                                      --------------------------

METHOD OF COSTING INVENTORY:    N/A
                                ------------------------------------------------

--------------------------------------------------------------------------------

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:    N/A
                                                    ---------------------------
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):    N/A
                                          -------------------------------------

--------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month                         0
                                                      --------------------------
         LESS:  Depreciation Expense                                 0
                                                      --------------------------
         PLUS:  New Purchases                                        0
                                                      --------------------------
Ending Monthly Balance                                               0
                                                      --------------------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASES OR DISPOSED OF DURING THE
REPORTING PERIOD:      N/A
                       ---------------------------------------------------------

--------------------------------------------------------------------------------

                                  ATTACHMENT 4

                      MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning       7/23/04           and ending       8/31/04
                           ---------------------              -----------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:       PNC Bank                     BRANCH
                    ----------------------------        ------------------------

ACCOUNT NAME:       US Plastic Lumber Corp - Concentration Account
                    ------------------------------------------------------------

ACCOUNT NUMBER:     xxxxxxxxxx
                    ------------------------------------------------------------

PURPOSE OF ACCOUNT:
                    ------------------------------------------------------------

     Beginning Balance                                      120,979
                                               --------------------------------
     Total of Deposits Made                                2,021,044
                                               --------------------------------
     Total Amount of Checks Written                       (2,156,878)
                                               --------------------------------
     Service Charges
                                               --------------------------------
     Closing Balance                                        (14,855)
                                               --------------------------------

Number of First Check Written this Period   All wires in/out
                                            --------------------

Number of Last Check Written this Period
                                            --------------------

Total Number of Checks Written this Period
                                            --------------------

                               INVESTMENT ACCOUNTS

TYPE OF NEGOTIABLE
INSTRUMENT               FACE VALUE         PURCHASE PRICE     DATE OF PURCHASE
------------------       ----------         --------------     ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ----------------------------      04-33579 BKC-PGH

Reporting Period beginning     7/23/04         and ending        8/31/04
                            ------------------           ----------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:             Wachovia Bank                BRANCH
                          ----------------------------        ------------------

ACCOUNT NAME:             US Plastic Lumber Corp
                          ------------------------------------------------------

ACCOUNT NUMBER:           xxxxxxxxxxxxx
                          ------------------------------------------------------

PURPOSE OF ACCOUNT:       Payroll
                          ------------------------------------------------------

     Beginning Balance                                       0
                                        ----------------------------------------
     Total of Deposits Made                          19,316.37
                                        ----------------------------------------
     Total Amount of Checks Written                 (19,316.37)
                                        ----------------------------------------
     Service Charges
                                        ----------------------------------------
     Closing Balance                                         0
                                        ----------------------------------------

Number of First Check Written this Period     ADP
                                              -------------------

Number of Last Check Written this Period
                                              -------------------

Total Number of Checks Written this Period
                                              -------------------

                               INVESTMENT ACCOUNTS

TYPE OF NEGOTIABLE
INSTRUMENT              FACE VALUE        PURCHASE PRICE      DATE OF PURCHASE
-------------------     ----------        --------------      ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ------------------------------    04-33579 BKC-PGH

Reporting Period beginning        7/23/04           and ending     8/31/04
                           ----------------------             -----------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:        Wachovia                     BRANCH
                     ----------------------------        ----------------------

ACCOUNT NAME:        US Plastic Lumber Corp - Disbursement Account
                     ----------------------------------------------------------

ACCOUNT NUMBER:      xxxxxxxxxxxxx
                     ----------------------------------------------------------

PURPOSE OF ACCOUNT:  A/P Disbursements - Corp
                     ----------------------------------------------------------

     Beginning Balance                                       0
                                          -----------------------------------
     Total of Deposits Made                            101,919
                                          -----------------------------------
     Total Amount of Checks Written                   (100,919)
                                          -----------------------------------
     Service Charges
                                          -----------------------------------
     Closing Balance                                   1000.00
                                          -----------------------------------

Number of First Check Written this Period     1006
                                              ---------------

Number of Last Check Written this Period      1045
                                              ---------------

Total Number of Checks Written this Period    39
                                              ---------------

                               INVESTMENT ACCOUNTS

TYPE OF NEGOTIABLE
INSTRUMENT               FACE VALUE      PURCHASE PRICE       DATE OF PURCHASE
------------------       ----------      --------------       ----------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning    7/23/04        and ending          8/31/04
                           -----------------             -----------------------

NAME OF BANK:                                          BRANCH
                   ----------------------------                -----------------

ACCOUNT NAME:
                   -------------------------------------------------------------

ACCOUNT NUMBER:
                   -------------------------------------------------------------

PURPOSE OF ACCOUNT:
                   -------------------------------------------------------------

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

DATE          CHECK NUMBER            PAYEE          PURPOSE            AMOUNT
----          ------------            -----          -------            ------



NOT APPLICABLE

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           -----------------------------     04-33579 BKC-PGH

Reporting Period beginning        7/23/04           and ending      8/31/04
                           -----------------------            ------------------

                           TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

DATE                   BANK                 DESCRIPTION                AMOUNT
----                   ----                 -----------                ------

SEE ATTACHED


--------------------------------------------------------------------------------


                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last return filed

                             Period
-----------------------------       --------------------------------------------

NAME OF                DATE
TAXING                 PAYMENT
AUTHORITY              DUE                 DESCRIPTION            AMOUNT
---------              ---                 -----------            ------

ATTACHMENT 6 - MONTHLY TAX REPORT
US PLASTIC LUMBER CORP. - 04-33579

PAYROLL TAXES
-------------
ADP                    7/30/2004           $2,997.40
ADP                    8/13/2004           $5,241.14
ADP                    8/22/2004           $5,241.17

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                   SUMMARY OF PERSONNEL AND INSURANCE COVERAGE

Name of Debtor:                 US Plastic Lumber Corp       Case Number:
                           ----------------------------      04-33579 BKC-PGH

Reporting Period beginning       7/23/04         and ending      8/31/04
                           --------------------             -------------------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner      Title          Amount Paid
----------------------------- -------------- ----------------------------------
Mark Alsentzer                CEO                             $0
Michael Schmidt               CFO            $28,847.38 (7/23-8/31/04)


--------------------------------------------------------------------------------

PERSONNEL REPORT

                                                  Full Time       Part Time

Number of employees at beginning of period            7               0
                                                  ---------       ----------
Number hired during the period                        0               0
                                                  ---------       ----------
Number of employees at beginning of period            1               0
                                                  ---------       ----------
Number of employees at beginning of period            6               0
                                                  ---------       ----------


--------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

          AGENT &                                                      DATE
          PHONE                      COVERAGE      EXPIRATION          PREMIUM
CARRIER   NUMBER      POLICY NO.     TYPE          DATE                DUE
-------   -------     ----------     --------      ----------          --------



SEE ATTACHED


U.S. PLASTIC LUMBER CORP.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         LIST OF INSURANCE POLICIES
                                                                                                                      FOR 2004/2005
------------------------------------------------------------------------------------------------------------------------------------
                                                     LIST OF INSURANCE POLICIES
------------------------------------------------------------------------------------------------------------------------------------
POLICY NUMBER/COVERAGE
    DESCRIPTION              TERM        LIMITS                DEDUCTIBLES                    COVERAGE           PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------
Lexington Policy             06/30/04-   $7,500,000 Part of     $250,000 except $500,000    "All Risk"           $407,625 plus
No. xxxx                     6/30/05     $10,000,000            for Silos and their         coverage with        Surplus Lines
"All Risk" Policy                                               contents, and Dryer         standard policy      Tax of $21,400.31
                                                AND             Systems and their           exclusions
                                                                contents

                                                                Earthquake and Flood
                                                                Deductibles are 5%
                                         $5,000,000 Excess of   of TIV at each location
                                         $10,000,000            subject to minimum of
                                                                $250,000 any one
                                                                occurrence.
------------------------------------------------------------------------------------------------------------------------------------
Allied World Assurance Co.   06/30/04-   $2,500,000 Part of     Participates in 25%         "All Risk"           $92,375 plus
Policy No. xxxx              06/30/05    $10,000,000            of Limits and               coverage with        Surplus Lines
                                                                Deductibles in Primary      standard policy      Tax of $4,849.69
                                                                Layer of $10,000,000        exclusions
------------------------------------------------------------------------------------------------------------------------------------
Travelers Policy             06/30/04-  $25,000,000 property    $10,000 damage to           Comprehensive        $9,450
No. xxxx                     06/30/05   damage per accident     covered property;           coverage with
Boiler and                              including Business                                  standard policy
Machinery Policy                        Income;                                             exclusions
                                        $250,000 expediting
                                        expenses                24 Hour business Income


------------------------------------------------------------------------------------------------------------------------------------



U.S. PLASTIC LUMBER CORP.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         LIST OF INSURANCE POLICIES
                                                                                                                      FOR 2004/2005
------------------------------------------------------------------------------------------------------------------------------------
                                                     LIST OF INSURANCE POLICIES
------------------------------------------------------------------------------------------------------------------------------------
POLICY NUMBER/COVERAGE
    DESCRIPTION              TERM        LIMITS                DEDUCTIBLES            COVERAGE                   PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
United States Fire           06/30/04-  $2,000,00 General     $5,000 per claim        Standard General           $50,957
Insurance company            06/30/05   Aggregate;            including expenses.     Liability coverage
Policy No. xxxx                                                                       with:

Commercial General                      $2,000,000                                    o  Absolute
Liability Policy                        Products/Completed                               Pollution Exclusion
                                        Operations                                    o  Professional
                                        aggregate;                                       Liability Exclusion
                                                                                      o  Asbestos
                                        $1,000,000 Each                                  Exclusion
                                        Occurrence;                                   o  Designated
                                                                                         Products Exclusion
                                        $1,000,000 Personal                           o  Employment
                                        & Advertising Injury                             Related Practices
                                                                                         Exclusion
                                        $50,000 Fire Damage                           o  Additional
                                                                                         Insured required by
                                        $5,000 Medical                                   written Contract
                                        Expenses                                      o  War and/or
------------------------------------------------------------------------------------     Terrorism Exclusion
                                        Employee Benefits     $1,000 Each Claim       o  Fungus Exclusion
                                        Liability                                     o  Nuclear  Energy
                                        Each Claim -                                     Exclusion
                                        $1,000,000
                                        Aggregate -
                                        $1,000,000
------------------------------------------------------------------------------------------------------------------------------------



U.S. PLASTIC LUMBER CORP.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         LIST OF INSURANCE POLICIES
                                                                                                                      FOR 2004/2005
------------------------------------------------------------------------------------------------------------------------------------
                                                     LIST OF INSURANCE POLICIES
------------------------------------------------------------------------------------------------------------------------------------
POLICY NUMBER/COVERAGE
    DESCRIPTION              TERM        LIMITS                DEDUCTIBLES            COVERAGE                   PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Illinois National           06/30/04 -   $1,000 liability      Comprehensive and      o  Standard Auto           $7,366
Insurance Company           06/30/05     combined, single      Collision: Deductible     coverage
Policy # xxxx                            limit (any auto);     - $1,000.00            o  CA9958
                                         Physical damage                                 (Pollution
                                         coverage for all                                Liability)
Commercial                               owned and
Automobile Policy                        hired vehicles.
------------------------------------------------------------------------------------------------------------------------------------
Commerce & Industry         06/30/04 -   Statutory Coverage:                          Statutory Workers'         $693,924 plus
Policy No. xxxx             06/30/05                                                  Compensation coverage      surcharge of $4,653
                                         o  $500,000 each
Workers' Compensation                       accident;
& Employers'                             o  $500,000 disease
Liability Policy                            (policy limit);
(All Other States)                       o  $500,000 disease
                                            (each employee).
------------------------------------------------------------------------------------------------------------------------------------
American Home Assurance     06/30/04 -   Statutory Coverage:                          Statutory Workers'         $1,986 plus
Company                     06/30/05     o  500,000 each                              Compensation coverage      surcharge of $49
Policy No. xxxx                             accident;
                                         o  $500,000 disease
Workers' Compensation &                     (policy limit);
Employers' Liability Policy              o  $500,000 disease
(California)                                (each employee).
------------------------------------------------------------------------------------------------------------------------------------


U.S. PLASTIC LUMBER CORP.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         LIST OF INSURANCE POLICIES
                                                                                                                      FOR 2004/2005
------------------------------------------------------------------------------------------------------------------------------------
                                                     LIST OF INSURANCE POLICIES
------------------------------------------------------------------------------------------------------------------------------------
POLICY NUMBER/COVERAGE
    DESCRIPTION              TERM        LIMITS                DEDUCTIBLES            COVERAGE                   PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Crum & Forster               06/30/04 -  $10,000,000 Each                             Umbrella coverage over     $26,500
Policy No. xxxx              06/30/05    Occurrence;                                  General Liability, Auto
                                                                                      Liability, Employers
Commercial Umbrella                      $10,000,000 General                          Liability underlying
Policy                                   Aggregate;                                   policies

                                         $10,000,000
                                         Products/Completed
                                         Operations Aggregate;

                                         $10,000,000 Personal &
                                         Advertising Injury
                                         Aggregate;

                                         $10,000,000 Occupational
                                         Disease Aggregate

------------------------------------------------------------------------------------------------------------------------------------


U.S. PLASTIC LUMBER CORP.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         LIST OF INSURANCE POLICIES
                                                                                                                      FOR 2004/2005
------------------------------------------------------------------------------------------------------------------------------------
                                                     LIST OF INSURANCE POLICIES
------------------------------------------------------------------------------------------------------------------------------------
POLICY NUMBER/COVERAGE
    DESCRIPTION              TERM        LIMITS                DEDUCTIBLES            COVERAGE                   PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
XL Specialty Insurance       06/30/04 -   $10,000,000          $0 Insurance           Standard Directors &       $400,000
Policy No. xxxx              06/30/05     aggregate.           Clause A;              Officers coverage
                                                               $250,000 insuring      Employment Practices
Directors and Officers                                         Clauses B&C;           Liability coverage for
Liability Policy                                                                      Directors & Officers only
                                                               $250,000 Employment    (not entity)
                                                               Practices;

                                                               $250,000 SEC claims.
------------------------------------------------------------------------------------------------------------------------------------
Risk Management Fee          06/30/04 -                                               Risk Management Fee        $25,000
                             06/30/05
------------------------------------------------------------------------------------------------------------------------------------


                                  ATTACHMENT 8

                SIGNIFICANT DEVELOPMENT DURING REPORTING PERIOD

Case No. 04-33579 BKC-PGH

NONE




We anticipate filing a Plan of Reorganization and Disclosure Statement on or before ___________________________.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

IN RE:                                        CHAPTER 11

U.S. PLASTIC LUMBER CORP.;                    JOINTLY ADMINISTERED UNDER
U.S. PLASTIC LUMBER LTD., d/b/a               CASE NO. 04-33579-BKC-PGH
U.S. PLASTIC LUMBER, INC. =
WORLDWIDE; THE EAGLEBROOK
GROUP, INC.; U.S. PLASTIC LUMBER
FINANCE CORPORATION; AND
U.S. PLASTIC LUMBER IP
CORPORATION,
            DEBTORS.            /
                    ____________

                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                      FROM JULY 23, 2004 TO August 31, 2004

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                         STICHTER, RIEDEL, BLAIN & PROSSER, P.A.
                                         Counsel for Debtors
                                         Charles A. Postler (Fla. Bar #455318)
                                         110 East Madison Street, Suite 200
                                         Tampa, Florida 33602
                                         Phone: (813) 229-0144
                                         Fax:   (813) 229-1811

                                         and

                                         RICE PUGATCH ROBINSON & SCHILLER, P.A.
                                         Local Counsel for Debtors
                                         848 Brickell Avenue, Suite 1100
                                         Miami, Florida 33131
                                         Phone: (305) 379-3121
                                         Fax:   (305) 379-4119
Debtor's Address
and Telephone No.
2300 Glades Road                         By: /s/ Lisa M. Schiller
#440W                                        ----------------------------------
                                             LISA M. SCHILLER

Boca Raton, FL 33431                         Florida Bar No. 984426
Phone: (561) 394-3511

MONTHLY FINANCIAL REPORT FOR BUSINESS
FOR PERIOD BEGINNING JULY 24, 2004 AND ENDING AUGUST 31, 2004

Case No. 04-33580 U.S. Plastic Lumber Ltd.

                                                      Period
                                                     7/24-8/31      Cumulative
                                                    ------------   ------------
CASH ON HAND AT BEGINNING OF PERIOD                 $    626,860   $    626,860

RECEIPTS
Collections of A/R                                     2,064,780      2,064,780
Other Receipts (incl Interco with Ltd.)                1,320,612      1,320,612
                                                    ------------   ------------
TOTAL RECEIPTS                                         3,385,392      3,385,392
                                                    ------------   ------------
TOTAL CASH AVAILABLE                                   4,012,252      4,012,252
                                                    ------------   ------------

US Trustee Quarterly Fees                                     --             --
Net Payroll                                              689,212        689,212
Payroll Taxes Paid                                        42,313         42,313
Sales and Use Taxes                                           --             --
Other Taxes                                                   --             --
Rent                                                      48,116         48,116
Other Leases                                                  --             --
Telephone                                                  2,535          2,535
Utilities                                                  1,000          1,000
Travel & Entertainment                                    26,386         26,386
Vehicle Expenses                                              --             --
Office Supplies                                              634            634
Advertising                                                   --             --
Insurance - Medical/Health                                    --             --
Insurance - General Liability/Property/D&O                    --             --
Purchases of Fixed Assets                                     --             --
Purchases of Inventory                                   569,887        569,887
Manufacturing Supplies                                    53,149         53,149
Repairs & Maintenance                                         --             --
Payment to Secured Creditors                                  --             --
Bank Charges                                                  --             --
Other Operating Expenses (incl Interco with Ltd.)      2,020,262      2,020,262
                                                    ------------   ------------
TOTAL CASH DISBURSEMENTS                               3,453,494      3,453,494
                                                    ------------   ------------
ENDING CASH BALANCE                                 $    558,758   $    558,758
                                                    ------------   ------------

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

September 20, 2004                           /s/ Daniel R. Smith
                                             ---------------------------------
                                             Assistant Treasurer

                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd          Case Number:
                                               04-33580 BKC-PGH

Reporting Period beginning 7/23/04 and ending 8/31/04

ACCOUNTS RECEIVABLE AT PETITION DATE:   1,725,377.91

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance              1,725,377.91
                                       -------------
PLUS: Current Month New Billings        1,827,488.97
                                       -------------
LESS: Collection During the Month      (2,064,780.21)
                                       -------------
Disc/Allow                               (355,988.82)
                                       -------------
End of Month Balance                    1,132,097.25
                                       -------------

AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days      31-60 Days      61-90 Days      Over 90 Days      Total

ATTACHED

US PLASTIC LUMBER
ACCOUNTS RECEIVABLE SUMMARY
AS OF AUGUST 31ST, 2004


      PLANT           TOTAL A/R        0-30 DAYS       31-44 DAYS      45-59 DAYS       60-89 DAYS        90+ DAYS
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
OCALA, FL                  237,714          169,131          21,577           31,520           13,746           1,739
CHICAGO, IL                894,383          613,136          74,068           61,258           48,036          97,885
                   ---------------- ---------------- --------------- ---------------- ---------------- ---------------
TOTAL                    1,132,097          782,267          95,646           92,778           61,783          99,624
PERCENT                                       69.1%            8.4%             8.2%             5.5%            8.8%


                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 7/23/04 and ending 8/31/04

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

  Date           Days
Incurred      Outstanding      Vendor      Description      Amount
--------      -----------      ------      -----------      ------

ATTACHED

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)                0
                                                 ---------
PLUS: New Indebtedness Incurred This Month       1,218,663
                                                 ---------
LESS: Amount Paid on Prior Accounts Payable       (934,781)
                                                 ---------
Ending Month Balance                               283,882
                                                 ---------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                    Number         Total
                                   of Post       Amount of
 Secured      Date                 Petition    Post Petition
Creditor/    Payment    Payment    Payments      Payments
  Lessor       Due      Amount      Vendor      Description
---------    -------    -------    --------    -------------

                                  ATTACHMENT 3

                        INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 7/23/04 and ending 8/31/04

                                INVENTORY REPORT

INVENTORY BALANCE PETITION DATE: _______________________________

INVENTORY RECONCILIATION

Inventory Balance at Beginning of Month        2,031,682
                                               ---------
Inventory Purchased During Month (+Mrer)         942,091
                                               ---------
Inventory Used or Sold                         1,096,493
                                               ---------
Inventory on Hand at End of Month              1,877,280
                                               ---------

METHOD OF COSTING INVENTORY: At standard bill of material costs for materials direct Labor and manufacturing overhead.

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE: Undetermined
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only): N/A
________________________________________________________________________________

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at Beginning of Month     45,663,777
                                                 ----------
       LESS: Depreciation Expense                  (269,969)
                                                 ----------
       PLUS: New Purchases                            5,926
                                                 ----------
Ending Monthly Balance                           45,399,734
                                                 ----------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASES OR DISPOSED OF DURING THE REPORTING
PERIOD: Tool/die for extruder

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 7/23/04 and ending 8/31/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank                  BRANCH ____________________________

ACCOUNT NAME: US Plastic Lumber Ltd.

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: ____________________________________________________________

Beginning Balance                             0
                                        -------
Total of Deposits Made                  140,385
                                        -------
Total Amount of Checks Written
Service Charges
Closing Balance                         140,385
                                        -------

Number of First Check Written this Period  _________________

Number of Last Check Written this Period   _________________

Total Number of Checks Written this Period _________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument         Face Value     Purchase Price     Date of Purchase
------------------     ----------     --------------     ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 7/23/04 and ending 8/31/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: City National Bank             BRANCH ____________________________

ACCOUNT NAME: American Pacific Financial Corp Trust Account

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: ____________________________________________________________

Beginning Balance                           416,372
                                         ----------
Total of Deposits Made                    1,901,669
                                         ----------
Total Amount of Checks Written           (2,019,000)
                                         ----------
Service Charges                                (271)
                                         ----------
Closing Balance                             298,770
                                         ----------

Number of First Check Written this Period  ____________________

Number of Last Check Written this Period   ____________________

Total Number of Checks Written this Period ____________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument         Face Value     Purchase Price     Date of Purchase
------------------     ----------     --------------     ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 7/23/04 and ending 8/31/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: PNC Bank                       BRANCH ____________________________

ACCOUNT NAME: US Plastic Lumber - Payroll

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: ____________________________________________________________

Beginning Balance                     129,795
                                     --------
Total of Deposits Made                265,464
                                     --------
Total Amount of Checks Written       (391,465)
                                     --------
Service Charges
Closing Balance                      3,794.00
                                     --------

Number of First Check Written this Period ADP

Number of Last Check Written this Period   _____________________

Total Number of Checks Written this Period _____________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument         Face Value     Purchase Price     Date of Purchase
------------------     ----------     --------------     ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 7/23/04 and ending 8/31/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Wachovia Bank BRANCH ____________________________

ACCOUNT NAME: US Plastic Lumber Ltd - Payroll

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Payroll-Ltd

Beginning Balance                              0
                                     -----------
Total of Deposits Made                174,343.42
                                     -----------
Total Amount of Checks Written       (174,343.42)
                                     -----------
Service Charges
Closing Balance                                0
                                     -----------

Number of First Check Written this Period ADP

Number of Last Check Written this Period   _____________________

Total Number of Checks Written this Period _____________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument         Face Value     Purchase Price     Date of Purchase
------------------     ----------     --------------     ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 7/23/04 and ending 8/31/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: PNC Bank                       BRANCH ____________________________

ACCOUNT NAME: US Plastic Lumber Ltd.

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: ADP Disbursement

Beginning Balance                           0
                                     --------
Total of Deposits Made                902,400
                                     --------
Total Amount of Checks Written       (948,821)
                                     --------
Service Charges
Closing Balance                       (46,421)
                                     --------

Number of First Check Written this Period  114508

Number of Last Check Written this Period   114602

Total Number of Checks Written this Period _____________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument         Face Value     Purchase Price     Date of Purchase
------------------     ----------     --------------     ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 7/23/04              and ending 8/31/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: Guaranty Bank                  BRANCH ____________________________

ACCOUNT NAME: US Plastic Lumber Ltd. - Blocked Account

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: ____________________________________________________________

Beginning Balance                            80,693
                                         ----------
Total of Deposits Made                    1,065,334
                                         ----------
Total Amount of Checks Written           (1,136,500)
                                         ----------
Service Charges
Closing Balance                           (9,527.00)
                                         ----------

Number of First Check Written this Period  _____________________

Number of Last Check Written this Period   _____________________

Total Number of Checks Written this Period _____________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument         Face Value     Purchase Price     Date of Purchase
------------------     ----------     --------------     ----------------

                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 7/23/04 and ending 8/31/04

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK: First Choice                   BRANCH ____________________________

ACCOUNT NAME: US Plastic Lumber Ltd.

ACCOUNT NUMBER: xxxx

PURPOSE OF ACCOUNT: Lock Box

Beginning Balance                               0
                                         --------
Total of Deposits Made                    919,066
                                         --------
Total Amount of Checks Written           (767,213)
                                         --------
Service Charges                              (150)
                                         --------
Closing Balance                           151,703
                                         --------

Number of First Check Written this Period  _____________________

Number of Last Check Written this Period   _____________________

Total Number of Checks Written this Period _____________________

                               INVESTMENT ACCOUNTS

Type of Negotiable
    Instrument         Face Value     Purchase Price     Date of Purchase
------------------     ----------     --------------     ----------------

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 7/23/04 and ending 8/31/04

NAME OF BANK: ___________________________ BRANCH _______________________________

ACCOUNT NAME: __________________________________________________________________

ACCOUNT NUMBER: ________________________________________________________________

PURPOSE OF ACCOUNT: ____________________________________________________________

Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

Date     Check Number     Payee     Purpose     Amount
----     ------------     -----     -------     ------

SEE ATTACHED

                                  ATTACHMENT 6

                               MONTHLY TAX REPORT

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 7/23/04 and ending 8/31/04

                           TAXES PAID DURING THE MONTH

Report all post-petition taxes paid directly or deposited into the tax account.

Date          Bank          Description          Amount
----          ----          -----------          ------

SEE ATTACHED

                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last return filed

______________________________ Period __________________________________________

 Name of            Date
 Taxing            Payment
Authority            Due            Description          Amount
---------          -------          -----------          ------

ATTACHMENT 6 - MONTHLY TAX REPORT
US PLASTIC LUMBER LTD. - 04-33579

Payroll Taxes

ADP      7/31/2004      $   3,885.71
ADP      8/1/2004       $   3,561.90
ADP      8/2/2004       $  17,509.77
ADP      8/3/2004       $  10,726.77
ADP      8/4/2004       $  10,715.61
ADP      8/5/2004       $     484.53
ADP      8/6/2004       $     641.29
ADP      8/6/2004       $   3,552.47
ADP      8/7/2004       $   9,162.89
ADP      8/14/2004      $  11,950.46
ADP      8/15/2004      $   3,760.44
ADP      8/16/2004      $  16,176.65
ADP      8/20/2004      $     986.15
ADP      8/21/2004      $   3,178.94
ADP      8/23/2004      $  15,277.02
ADP      8/24/2004      $   3,810.46
ADP      8/25/2004      $  11,950.43

                                  ATTACHMENT 7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                   SUMMARY OF PERSONNEL AND INSURANCE COVERAGE

Name of Debtor: US Plastic Lumber Ltd.       Case Number:
                                             04-33580 BKC-PGH

Reporting Period beginning 7/23/04 and ending 8/31/04

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner          Title            Amount Paid
------------------------          -----            -----------

NONE

PERSONNEL REPORT

                                                Full Time      Part Time
                                                ---------      ---------
Number of employees at beginning of period         154             1
                                                ------         -----
Number hired during the period                       1             0
                                                ------         -----
Number of employees at beginning of period          36             1
                                                ------         -----
Number of employees at beginning of period         119             0
                                                ------         -----

                            CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

            Agent &                                                 Date
             Phone                     Coverage     Expiration     Premium
Carrier     Number      Policy No.       Type          Date          Due
-------     -------     ----------     --------     ----------     -------

SEE ATTACHED

                                  ATTACHMENT 8

                 SIGNIFICANT DEVELOPMENT DURING REPORTING PERIOD

Case No. 04-33580 BKC-PGH

NONE

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before
______________________________.